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                                                                    Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 16, 2002, in Pre-effective Amendment No. 1 to the Registration Statement (Form S-1 No. 333-74916) and related Prospectus of Protarga, Inc. dated February 13, 2002.


                                                      /s/ Ernst & Young LLP


MetroPark, New Jersey
February 12, 2002